UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22211

______________________________________________

IVA FIDUCIARY TRUST

______________________________________________________________________

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY  10022

______________________________________________________________________

(Address of principal executive offices) (zip code)

Michael W. Malafronte International Value Advisers, LLC 717 Fifth Avenue 10th Floor New York, NY 10022
(Name and address of agent for service)
Copy to:

Clair Pagnano, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: JHT 1732
200 Clarendon Street
Boston, MA 02116

Registrant’s telephone number, including area code:  (212) 584-3570

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2011

Item 1.  Report to Shareholders.

IVA Worldwide Fund
IVA International Fund

Semi-Annual Report

March 31, 2011

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Advised by International Value Advisers, LLC

Contents	IVA Funds

1	An Owner’s Manual
2	Letter from the President
3	Letter from the Portfolio Managers
6	Management’s Discussion of Fund Performance
IVA Worldwide Fund
8	Performance
9	Portfolio Composition
10	Schedule of Investments
IVA International Fund
18	Performance
19	Portfolio Composition
20	Schedule of Investments
26	Statements of Assets and Liabilities
27	Statements of Operations
28	Statements of Changes in Net Assets
29	Financial Highlights
35	Notes to Financial Statements
44	Trustees and Officers
46	Additional Information
47	Fund Expenses

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), we attempt to perform better than the MSCI All Country World Index in the case of your IVA Worldwide Fund and the MSCI All Country World Ex-U.S. Index in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non- U.S.) manager yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e. returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

●	We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

●	We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.”

●	We like the flexibility to invest in small, medium and large companies, depending on where we see value.

●	We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

●	We hold some gold, either in bullion form or via gold mining securities, as we feel it provides a good hedge in either an inflationary or deflationary period.

●	We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

●	At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

Letter from the President	IVA Funds

Michael W. Malafronte

Dear Shareholder,

A few months back, I was asked, while conducting an interview, what our goals were when we started International Value Advisers (“IVA”) and the Funds, and if we were successful in delivering our initial vision. I answered the question quickly during the interview, but it lingered with me for much longer than I imagined.

When we launched IVA in October of 2007, the goal was to create a firm where the clients’ interest came first. We also wanted to create a firm where our team was held accountable to the client. The first goal seems obvious, but unfortunately it is probably more unique than any of us care to admit in the money management business. That said, as distinctive as we feel it is, it was the only objective that mattered when starting our firm. Having colleagues that understood the importance of the client meant having a small enough team whereby everyone could ‘feel’ what this meant. We are very fortunate to work with so many great people at IVA; I do believe they come to work every day trying to help us deliver on our original objective.

When starting the Funds in October of 2008, we wanted to create a product that allowed portfolio managers, Charles de Vaulx and Chuck de Lardemelle, the flexibility and freedom to look at any asset class and geography. This is how our investment team manages money. This flexibility does not allow us any room for excuses. We cannot claim, “the benchmark was down so please excuse our sloppiness.” Our money is right alongside yours – our families’ money is there as well. You gave us great freedom and entrusted us with something very important to each and every one of us. This is a responsibility we wanted when starting the Funds and one we work very hard to honor.

We wanted a product that is honest and a firm that has impeccable integrity. The investment process is honest. We talked about capacity from day one and honored that by closing all of our investment products to new investors once we reached an asset level that Charles and Chuck felt most comfortable managing. Our integrity and honesty are judged externally but we feel we have the right clients, the right colleagues, and the right mindset to continue to deliver on our initial goals.

Going back to the interviewer’s question from November of 2010; our goals did not change. Only at the end of each day can we answer if we were successful in delivering for you, our clients.

On a personal level, it is tremendously fulfilling to build IVA and the Funds. We hope that in the process we are establishing a culture where everyone at IVA respects the work we are doing for our clients.

I want to offer thanks to my colleagues and to our shareholders for their continued support.

Sincerely,

Michael W. Malafronte, President

Effective February 22, 2011, the IVA Worldwide Fund and IVA International Fund are closed to new investors.

Letter from the Portfolio Managers	IVA Funds

Charles de Vaulx

Chuck de Lardemelle

During the Middle Ages in Europe, a counterfeiter caught falsifying the currency (by melting, cutting or shaving gold or silver coins) was severely punished: the executioner tied the convicted villain by his ankles. Then the offender was dipped head-first repeatedly into boiling water until death followed.

*
* *

April 25, 2011

Dear Shareholder:

The period under review, October 1, 2010 to March 31, 2011, was marked by quantitative easing (“QE2”), a massive paper printing operation of roughly $600 billion. QE2 followed QE1, an even more massive printing operation; both operations have been instigated by the U.S. Federal Reserve. Perhaps as a result of these actions, the dollar was weak during the period, and this weakness is continuing as of this letter. Equities benefited from very strong operating results from global companies during the period as well as the unusual excess liquidity provided by QE2. Commodities also moved up in part driven by this massive and shameless distortion of markets.

In November 2010, the European Union (“EU”) offered a bailout to Ireland under terms that are not sustainable: Ireland has to pay 5.8% on the funds received while the country may need to deflate in order to regain competitiveness against major European countries. In April 2011, Portugal also requested “help” from the EU to meet its debt obligations.

January was marked by unrest in Tunisia which has since spread to many countries in the Middle East. Libya, Bahrain, Syria, and Yemen are amongst the dictatorships facing the most serious challenges, with Tunisia and Egypt transitioning to new regimes, while Libya is in the midst of a civil war. So far the impact on energy supplies has been muted, as the situation seems stable in Iran and Saudi Arabia for now. A further spike in oil to the level of $150 per barrel, however, could trigger very serious consequences for the global economy.

Finally, in mid-March an earthquake of massive force hit Japan, followed by a devastating tsunami that killed tens of thousands and crippled a large nuclear plant in Fukushima. As of this letter, the Japanese government expects it will take many months to fully control the nuclear meltdown at the plant.

Good news: financial markets were up nicely over the period, at least when measured in paper dollars; furthermore we are told inflation is under control in the developed world (according to official statistics) despite runaway commodity prices.

*
* *

The current investment climate strikes us as unusual. With the help of our seven talented analysts, we find seemingly reasonable opportunities in equity markets here and there, while the current global monetary system seems dangerously unbalanced, perhaps even dysfunctional.

Reasonable opportunities in equities, reside in our opinion, in at least two areas.

First, many large capitalization, blue chip companies in the U.S. that were darlings in the late 90’s have gone nowhere in price in the last decade or so. Some have finally grown into their valuations. Opportunities may be ripe, in particular, in maturing technology companies such as Hewlett-Packard Co., Microsoft Corp. or Dell Inc., to name a few we own. In the case of Microsoft Corp., due to the inability (so far) of the company and its management to develop a commercially successful operating system for wireless phones or the nascent tablet market,

Letter from the Portfolio Managers	IVA Funds

the business model may become challenged over time. We believe that the current price fully reflects these challenges.

Second, Japanese equities may provide substantial opportunities today. The nature of our investments in Japan (well capitalized, non-cyclical companies, and few export-oriented companies) means that our Japanese portfolio held up much better than the Japanese market since the March earthquake. By our estimates, our Japanese equities caught less than two-thirds of the Japanese market’s downside in the month following the disaster for both the Worldwide and International Funds. While the valuations in Japan are undoubtedly attractive on a company by company basis, we continue to exercise restraint due to the inadequate corporate governance. Most Japanese companies in our opinion are not run for shareholders. In order to substantially increase our exposure to Japan, we would need to see a greater commitment by managements to returning the profits to shareholders, either through higher dividends or larger share buybacks.

The profitability of listed corporations as a percentage of GDP remains elevated both in and outside the U.S. (with the noted exception of Japan), despite the weak economic recovery in most of the Western world. Globalization has allowed companies to do business wherever they need to operate in order to maximize profits. If politicians were to tinker with free trade, we would expect current corporate margins to prove unsustainable. Over the long term, these margins are unlikely to stay at these levels. Whether the next recession drives price pressure, inflation comes back, capitalism arbitrages the excess profits away, or a combination of these factors, we do not know; but reversion to the mean seems likely over time.

We are trying to incorporate these facts into our intrinsic values and worst-case scenarios. The reasonable earnings multiples may in some cases compensate for the bloated operating margins. We are also careful to pick business models that we believe would do better than most in inflationary times, as we believe inflation is the path of least resistance for politicians faced with gigantic liabilities, whether declared (funded government debt) or hidden (entitlements).

Please note that our direct exposure in both Funds to BRIC countries (Brazil, Russia, India, and China) remains almost non-existent. We find it difficult to buy attractively priced businesses in those countries. We also worry about credit growth in China over the past few years, partly driven since 2008 by the emergence of a shadow banking system. The Chinese government is currently trying to restrain credit growth, and total debt to GDP, on the surface appears reasonable. Time will tell if the Chinese economy can continue to grow strongly in times of slow or non-existent credit growth, when close to 50% of the economy is linked to construction and infrastructure spending.

We have exposure to emerging markets, either through large Western companies (roughly 40% of Nestlé’s food and beverage revenues come from emerging markets for instance) or direct investments in South Korea and Malaysia, in particular.

While the equity markets may allow for some reasonable stock picking at these levels, we are mindful of a few facts that make us pause.

First, China now owns the equivalent of $3 trillion in foreign currency reserves for a $6 trillion economy. Six months of imports could be viewed as plenty of reserves, and that would amount to less than a trillion dollars, pointing to an excess of at least $2 trillion. If China chose to deploy this war chest into the stock market, the Chinese government would own roughly 12% of all listed companies in the U.S. We do not expect such an outcome. We simply hope to illustrate with this fact how dysfunctional and unbalanced the global monetary system has become today. The severance of the link between the U.S. dollar and gold in August 1971 by Richard Nixon, coupled with irresponsible central banking in the Greenspan years, has allowed huge trade imbalances to grow, fostered by mercantilism and currency manipulation in Asia.

Second, the levels of debt in the Western world relative to GDP, when private debt is included, reached the highest levels recorded in recent economic history. Bank debt plus government debt to GDP in the EU-12 (12 core countries of Europe) is roughly 163%; 195% in the USA; and 213% in the UK. These ratios moved up substantially, in some cases doubling, since the late 90’s. Markets, by poking around Greece, Ireland and Portugal, may be starting

Letter from the Portfolio Managers	IVA Funds

to ask the relevant question: how can Western economies service such high levels of debt, especially at a time when decade-old political promises of entitlements need to be funded?

Historically, bankruptcies in the paper money world ended up with creditors spoliation through hyperinflation: system of law in the early 18th century in France; Assignats during the French Revolution from 1789-1803; 80% devaluation of the (formerly gold) franc in the 1920’s (following World War I and its substantial bill); and the Weimar Republic in Germany, where, by the mid-1920’s, an egg set you back 1.6 billion (yes, billion) marks.

Hopefully, politicians throughout the world will muster the courage to enact the appropriate measures to put an end to the ever-increasing levels of debt and trade imbalances in the world.

In the meantime, we have established a few positions in both Funds that we hope would help in case financial markets start asking more pressing questions regarding Western economies ability to pay their liabilities.

We own gold bullion in both portfolios as we feel it provides a good hedge in either an inflationary or deflationary period, and protects our portfolio against the demise of paper money and the folly of central bankers. While gold moved up substantially in the past decade, we believe it could go parabolic if the authorities lose control of inflation or QE3 is implemented as a result of some unexpected shock. But gold is not cheap anymore.

We diversified our cash away from the U.S. dollar into what we believe are sound currencies. We now own sovereign bonds of short maturities of Singapore, Hong Kong, Canada, Norway, and Taiwan denominated in their respective sovereign currencies as a substitute for U.S. dollar cash.

We sold 10-year Japanese government bonds short through futures in both the Worldwide and International Funds and also sold 10-year U.S. treasuries short through futures in the Worldwide Fund.

Finally and perhaps most importantly, we were careful to select investments in businesses that we believe have some pricing power or some indexation on inflation at the revenue line, have a strong balance sheet so they do not rely on the kindness of bankers or bond investors, and, for the most part, are non-cyclical businesses that sport reasonable to cheap valuations in the current environment.

We are hopeful that this portfolio will allow us to reach our goal of preserving and growing your wealth in the times ahead.

Last but not least, as you may be well aware, we announced on January 21, 2011 that we would limit the flows of money coming into the Funds. Thus, the Funds closed to new investors effective February 22, 2011. We believe our current size allows us to remain nimble and participate in different asset classes. Should small or medium sized companies, corporate credit instruments or other asset classes become attractive investments in the future, we are hopeful the Funds could capitalize on those opportunities at their current asset levels.

As always, we thank you for your support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Chuck de Lardemelle, Portfolio Manager

Management’s Discussion of Fund Performance	IVA Funds

Global equity markets posted strong gains for the six months ended March 31, 2011, despite corrections following the announcement of quantitative easing (QE2) in November, unrest in the Middle East in January, and the Japanese earthquake and nuclear crisis in March. Japanese equities comprise a large portion of both Funds. As of March 31, 2011, Japan represented 14.7% of the Worldwide Fund and 26.5% of the International Fund. Despite the earthquake and subsequent nuclear crisis, our holdings were extremely resilient in the weeks following this tragedy, which we believe is because most of them are well capitalized, non-cyclical businesses with strong balance sheets and high returns on capital. Even though we added to existing positions and a few new names, we exercised restraint in light of the power outages and the risk of companies no longer being bold in increasing dividends or implementing share buybacks.

Many of our top contributors to return this period were companies with pricing power and energy related stocks. Additionally, one of our Japanese holdings, KDDI Corp., benefited from a share buyback. Gold bullion remains the largest position in both portfolios, as we feel it would perform well in an inflationary scenario and would protect our portfolio in times of economic uncertainty. It averaged returns above 9% this period, and is thus a top five contributor to the return in both Funds.

IVA Worldwide Fund

The IVA Worldwide Fund Class A shares, at net asset value, returned 10.94% for the six month period ended March 31, 2011. The MSCI All Country World Index (Net) returned 13.54% over the same period.

The Fund’s underperformance relative to the benchmark was largely due to our multi-asset class approach, where returns from fixed income and cash were below those of global equity markets. Our equities averaged returns of 15.2% versus the benchmark at 13.5%. By sector, industrials contributed the most to our return followed by technology and financials. Despite our relatively small allocation to financials in comparison to the benchmark, our holdings averaged returns of 30.2% versus the benchmark at 9.5%, due to strong performance from Aon Corp. (financials – U.S.) and Marsh & McLennan Cos., Inc. (financials – U.S.). The Fund’s allocation to the U.S. provided the largest contribution to return, with Japan, France and South Korea averaging double digit gains. Even with the correction in March, our Japanese equities totaled returns of 12.8% versus the benchmark at 6.6% this period. Other top individual contributors to return this period were: Total SA, ADR (energy – France) and KDDI Corp. (telecommunications – Japan).

The largest detractors from return this period were: Net 1 U.E.P.S. Technologies Inc. (technology – South Africa), Hewlett-Packard Co. (technology – U.S.), KT&G Corp. (consumer staples – South Korea), Fuji Media Holdings Inc. (consumer discretionary – Japan), and Wal-Mart Stores Inc. (consumer staples – U.S.). The only group to detract from the Fund’s performance was our forward foreign currency contracts, primarily against the euro, which strengthened over the period. Additionally, our underweight position in energy stocks, which accounted for 24% of the benchmark return, was one of the biggest detractors from relative results as well as our cash exposure in rising markets.

Over the period, we reduced our fixed income position from 17.7% on September 30, 2010 to 13.4% on March 31, 2011. We try to capture “equity-type returns” through fixed income securities; therefore we predominantly sold the now low yielding U.S. corporate bonds. Sovereign debt makes up 7.0% of our portfolio as of March 31, 2011, up from 3.9% at the beginning of the period. Collectively, our fixed income holdings averaged returns of 6.4% this period.

Management’s Discussion of Fund Performance	IVA Funds

IVA International Fund

The IVA International Fund Class A shares, at net asset value, returned 9.81% for the six month period ended March 31, 2011. The MSCI All Country World Ex-U.S. Index (Net) returned 10.85% over the same period.

The Fund’s modest underperformance relative to the benchmark was largely due to our multi-asset class approach, where returns from fixed income and cash were below those of global equity markets. Our equities alone averaged returns of 14.1% versus the benchmark at 10.9%. Overweight exposure combined with good stock selection made industrials the best performing sector, followed by consumer staples and consumer discretionary. Geographically, securities in Japan and France added the most to our return, led by gains from Total SA, ADR (energy – France), KDDI Corp. (telecommunications – Japan), Miura Co., Ltd. (industrials – Japan), and GDF Suez SA (utilities – France). Even with the correction in March, our Japanese equities totaled returns of 14.6% versus the benchmark at 6.6%.

The largest detractors from return this period were: Net 1 U.E.P.S. Technologies Inc. (technology – South Africa), KT&G Corp. (consumer staples – South Korea), Fuji Media Holdings Inc. (consumer discretionary – Japan), Spotless Group Ltd. (industrials – Australia), and Benesse Holdings Inc. (consumer discretionary – Japan). The only group to detract from the Fund’s performance was our forward foreign currency contracts, primarily against the euro, which strengthened over the period. Additionally, our underweight position in energy stocks, which accounted for 23% of the benchmark return, was one of the biggest detractors from relative results as well as our cash exposure in rising markets.

We reduced our position in cash over the period from 16.4% on September 30, 2010 to 11.5% on March 31, 2011. Additions to the portfolio were predominantly in the consumer sectors, Norway, and sovereign debt. Our allocation to sovereign debt consistently rose over the period to 7.9% on March 31, 2011 from 5.0% on September 30, 2010.

IVA Worldwide Fund	IVA Funds

Performance (unaudited)

Average Annual Total Returns as of March 31, 2011(a)	Six Months	One Year	Since Inception
Class A	10.94%	15.93%	18.63%
Class A (with a 5% maximum initial sales charge)	5.42%	10.12%	16.23%
Class C	10.53%	15.08%	17.73%
Class I	11.06%	16.20%	18.87%
MSCI All Country World Index (Net)(b)	13.54%	14.08%	8.62%
Consumer Price Index(c)	2.32%	2.70%	0.84%

Growth of a $10,000 Initial Investment(d)

(a)	The Fund commenced investment operations on October 1, 2008. Total returns for periods of less than one year are not annualized.

(b)	The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

(c)	The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

(d)	Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2011. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 866-941-4482. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.31% (Class A shares); 2.06% (Class C shares); 1.06% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 1, 2011. More recent expense ratios can be found in the Financial Highlights section, beginning on page 29, of this Semi-Annual Report.

IVA Worldwide Fund	IVA Funds

Portfolio Composition (unaudited)

Asset Allocation (As a Percent of Total Investments)

Sector Allocation (As a Percent of Total Investments)

Top 10 Positions (As a Percent of Total Investments)

POSITION NAMES(a)

Gold Bullion	5.4%
Government of Singapore, 2.25% due 7/1/2013	5.0%
Astellas Pharma Inc.	3.0%
Secom Co., Ltd.	2.8%
Microsoft Corp.	2.7%
Nestlé SA	2.6%
Total SA, ADR	2.6%
Hewlett-Packard Co.	2.4%
Genting Malaysia Berhad	2.4%
MasterCard Inc., Class ‘A’	2.3%

Top 10 positions represent 31.2% of total investments.

(a)	Short-Term Investments are not included.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

	SHARES	DESCRIPTION	VALUE
COMMON STOCKS – 69.4%

Australia – 0.0%
	249,950	Spotless Group Ltd.	$501,559

Belgium – 0.3%
	279,580	Sofina SA	26,693,383

Denmark – 0.0%
	50,284	D/S Norden A/S	1,734,689

France – 11.2%
	185,688	Bolloré	43,144,578
	348,006	Ciments Français SA	35,144,997
	39,665	Financière de l’Odet SA	19,224,919
	3,862,549	GDF Suez SA	157,377,563
	277,115	Guyenne et Gascogne SA	35,942,395
	522,444	Publicis Groupe SA	29,301,620
	72,661	Robertet SA	12,459,990
	40,590	Séché Environnement SA	3,884,604
	2,930,304	Sodexo SA	213,995,078
	5,240	Sucrière de Pithiviers-Le-Vieil SA	6,091,279
	1,436,700	Teleperformance	54,170,185
	1,304,480	Thales SA	52,031,895
	3,976,980	Total SA, ADR	242,476,471
	5,772,271	Vivendi SA	164,836,251
			1,070,081,825

Germany – 0.3%
	1,524,983	Wirecard AG	27,350,050

Hong Kong – 0.1%
	14,916,640	Clear Media Ltd. (a)	9,339,020

Japan – 14.7%
	7,487,900	Astellas Pharma Inc.	277,262,948
	763,100	Benesse Holdings Inc.	31,237,743
	359,100	Canon Inc.	15,628,060
	2,745,600	Cosel Co., Ltd. (b)	42,349,180
	158,500	FANUC Ltd.	23,990,322
	20,760	Fuji Media Holdings Inc.	29,051,022
	678,500	Icom Inc.	19,976,515
	500	Japan Petroleum Exploration Co., Ltd.	25,006
	328,000	Kanamoto Co., Ltd.	2,496,081
	17,497	KDDI Corp.	108,330,789
	2,729,370	Kose Corp.	67,824,090
	169,300	Kyocera Corp.	17,157,959
	21,410	Medikit Co., Ltd.	6,421,970
	985,100	Meitec Corp.	19,706,737
	397,100	Milbon Co., Ltd.	10,970,615
	3,290,204	Miura Co., Ltd. (b)	98,690,298
	977,800	Nifco Inc.	23,416,417
	1,258,900	Nippon Thompson Co., Ltd.	10,064,541

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

	SHARES	DESCRIPTION	VALUE

Japan – 14.7% (continued)
	186,800	Nitto Kohki Co., Ltd.	$4,738,495
	73,504	NTT DoCoMo, Inc.	129,193,133
	4,088	Okinawa Cellular Telephone Co.	8,920,077
	4,572	Pasona Group Inc.	3,897,028
	5,570,900	Secom Co., Ltd.	258,854,634
	11,900	Secom Joshinetsu Co., Ltd.	357,658
	1,722,700	Shiseido Co., Ltd.	29,823,130
	4,538,900	Shoei Co., Ltd. (b)	41,034,537
	750,688	Shofu Inc.	6,804,746
	180,800	SMC Corp.	29,756,576
	889	Techno Medica Co., Ltd.	3,142,174
	2,018,500	Temp Holdings Co., Ltd.	18,127,188
	1,862,300	Toho Co., Ltd.	26,709,833
	3,082,580	Toshiba Machine Co., Ltd.	16,676,617
	1,302,500	Yamato Holdings Co., Ltd.	20,199,868
			1,402,835,987

Malaysia – 2.4%
	185,813,800	Genting Malaysia Berhad	225,767,985

Norway – 1.1%
	10,375,658	Orkla ASA	100,562,410

South Africa – 0.5%
	5,245,786	Net 1 U.E.P.S. Technologies Inc. (a)(b)	45,113,760

South Korea – 5.0%
	67,647	Fursys Inc.	1,705,127
	3,206,240	Kangwon Land, Inc.	74,386,989
	1,352,283	KT&G Corp.	70,390,956
	60,632	Lotte Chilsung Beverage Co., Ltd.	59,363,479
	44,259	Lotte Confectionery Co., Ltd.	60,480,643
	252,427	Nong Shim Co., Ltd.	55,918,466
	131,988	SK Holdings Co., Ltd.	19,853,248
	6,878,350	SK Telecom Co., Ltd., ADR	129,381,763
	38,450	SK Telecom Co., Ltd.	5,730,959
	5,882	Teems Inc. (a)	158,719
			477,370,349

Switzerland – 3.1%
	56,862	Affichage Holding SA (a)	8,629,900
	38,253	Banque Cantonale Vaudoise	21,677,394
	4,304,160	Nestlé SA	246,721,855
	163,346	Schindler Holding AG	19,633,531
			296,662,680

Taiwan – 0.0%
	2,603,000	Taiwan Secom Co., Ltd.	4,691,446

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

	SHARES	DESCRIPTION	VALUE

Thailand – 0.2%
	78,197,790	Thai Beverage Public Co., Ltd.	$17,990,765

United Kingdom – 1.1%
	797,340	Diageo Plc, ADR	60,773,255
	2,893,470	LSL Property Services Plc	11,372,170
	1,026,480	Vodafone Group Plc, ADR	29,511,300
			101,656,725

United States – 29.4%
	2,688,160	Amdocs Ltd. (a)	77,553,416
	2,545,520	Aon Corp.	134,810,739
	1,874,660	Automatic Data Processing Inc.	96,188,805
	487	Berkshire Hathaway Inc., Class ‘A’ (a)	61,021,100
	3,064,290	CA Inc.	74,094,532
	2,716,800	CBS Corp., Class ‘B’	68,028,672
	631,837	Cintas Corp.	19,125,706
	608,630	Colgate-Palmolive Co.	49,152,959
	998,438	Contango Oil & Gas Co. (a)(b)	63,141,219
	121,807	Contango ORE Inc. (a)(b)	2,252,211
	1,470,820	Costco Wholesale Corp.	107,840,522
	13,135,470	Dell Inc. (a)	190,595,670
	413,697	Devon Energy Corp.	37,964,974
	814,130	Energizer Holdings Inc. (a)	57,933,491
	5,591,757	Hewlett-Packard Co.	229,094,284
	1,810,396	Ingram Micro Inc., Class ‘A’ (a)	38,072,628
	866,450	Iron Mountain Inc.	27,059,233
	3,690,190	Liberty Media Corp., Interactive Group, Series ‘A’ (a)	59,190,648
	3,542,288	Marsh & McLennan Cos., Inc.	105,595,605
	864,837	MasterCard Inc., Class ‘A’	217,696,770
	10,159,960	Microsoft Corp.	257,656,586
	1,437,379	News Corp.	25,240,375
	4,654,260	Sealed Air Corp.	124,082,572
	2,334,892	Staples Inc.	45,343,603
	4,765,444	Symantec Corp. (a)	88,351,332
	753,720	Telephone & Data Systems Inc.	25,400,364
	1,407,149	Texas Instruments Inc.	48,631,069
	1,012,749	Ultra Petroleum Corp. (a)	49,877,888
	3,361,533	ValueClick Inc. (a)	48,607,767
	3,830,800	Wal-Mart Stores, Inc.	199,393,140
	336,191	The Washington Post Co., Class ‘B’	147,103,734
	1,422,390	Yahoo! Inc. (a)	23,682,793
			2,799,784,407
		TOTAL COMMON STOCKS (Cost — $5,818,204,528)	6,608,137,040

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

	PRINCIPAL AMOUNT		DESCRIPTION	VALUE
CORPORATE NOTES & BONDS – 6.3%

France – 2.0%
			Wendel:
	56,800,000	EUR	4.875% due 5/26/2016 (c)	$76,975,186
	86,900,000	EUR	4.375% due 8/9/2017	111,300,996
				188,276,182

Netherlands – 0.2%
	16,694,000	EUR	UPC Holding BV, 8% due 11/1/2016 (c)	24,783,700

Norway – 0.1%
	13,800,000	USD	Golden Close Maritime Corp., 11% due 12/9/2015	14,973,000

United States – 4.0%
	6,070,000	USD	Brandywine Operating Partnership, LP, 5.7% due 5/15/2017	6,295,506
			Clear Channel Worldwide Holdings, Inc.:
	6,318,000	USD	Series ‘A’, 9.25% due 12/15/2017	6,934,005
	11,135,000	USD	Series ‘B’, 9.25% due 12/15/2017	12,262,419
			Cricket Communications Inc.:
	49,376,000	USD	10% due 7/15/2015	54,437,040
	2,000	USD	7.75% due 5/15/2016	2,135
	19,016,000	USD	Denbury Resources Inc., 9.75% due 3/1/2016	21,535,620
	3,408,000	USD	Encore Acquisition Co., 9.5% due 5/1/2016	3,859,560
	6,114,000	USD	Frontier Oil Corp., 8.5% due 9/15/2016	6,664,260
	15,517,000	USD	Global Crossing Ltd., 12% due 9/15/2015	17,766,965
	15,428,000	GBP	Global Crossing UK Finance Plc, 11.75% due 12/15/2014	25,615,820
			Leucadia National Corp.:
	2,936,000	USD	8.125% due 9/15/2015	3,258,960
	6,764,000	USD	7.125% due 3/15/2017	7,136,020
	6,961,000	USD	MetroPCS Wireless Inc., 7.875% due 9/1/2018	7,483,075
	37,016,000	USD	Mohawk Industries Inc., 6.875% due 1/15/2016 (d)	39,884,740
	14,840,000	USD	Penn Virginia Corp., 10.375% due 6/15/2016	16,843,400
			QVC Inc.:
	6,878,000	USD	7.125% due 4/15/2017 (c)	7,256,290
	31,121,000	USD	7.5% due 10/1/2019 (c)	32,832,655
	61,574,000	USD	Sirius XM Radio, Inc., 8.75% due 4/1/2015 (c)	69,578,620
	6,660,000	USD	Vulcan Materials Co., 7% due 6/15/2018	6,827,732
	29,773,000	USD	Willis North America, Inc., 6.2% due 3/28/2017	31,770,024
				378,244,846
			TOTAL CORPORATE NOTES & BONDS (Cost — $526,595,592)	606,277,728

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

	PRINCIPAL AMOUNT		DESCRIPTION	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES – 0.1%

	6,273,000	USD	Citigroup/Deutsche Bank Commercial Mortgage Trust, CD 2007 CD4 A4, 5.322% due 12/11/2049 (Cost — $4,351,709)	$6,602,272

SOVEREIGN GOVERNMENT BONDS – 7.0%

Hong Kong – 1.0%
	700,900,000	HKD	Government of Hong Kong, 2.66% due 12/17/2012	93,283,392

Norway – 1.0%
	472,015,000	NOK	Government of Norway, 6.5% due 5/15/2013	91,715,623

Singapore – 4.9%
	566,178,000	SGD	Government of Singapore, 2.25% due 7/1/2013	467,999,007

Taiwan – 0.1%
	353,000,000	TWD	Government of Taiwan, 2% due 7/20/2015	12,477,821
			TOTAL SOVEREIGN GOVERNMENT BONDS (Cost — $638,878,496)	665,475,843

OUNCES
COMMODITIES – 5.4%

356,909	Gold Bullion (a) (Cost — $402,230,885)	512,038,863

PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS – 10.5%

Commercial Paper – 8.6%
6,300,000	USD	AT&T Inc., 0.21% due 4/4/2011 (c)	6,299,890
9,000,000	USD	The Clorox Co., 0.3% due 4/8/2011 (c)	8,999,475
		Consolidated Edison Inc.:
36,400,000	USD	0.25% due 4/1/2011 (c)	36,400,000
95,000,000	USD	0.25% due 4/6/2011 (c)	94,996,701
		Devon Energy Corp.:
75,000,000	USD	0.2% due 4/1/2011 (c)	75,000,000
25,000,000	USD	0.22% due 4/11/2011 (c)	24,998,472
9,700,000	USD	0.21% due 4/13/2011 (c)	9,699,321
18,200,000	USD	0.22% due 4/13/2011 (c)	18,198,665
25,000,000	USD	0.22% due 4/18/2011 (c)	24,997,403
		GDF Suez SA:
55,000,000	USD	0.2% due 4/7/2011 (c)	54,998,167
54,200,000	USD	0.21% due 4/8/2011 (c)	54,197,787
25,000,000	USD	0.2% due 4/13/2011 (c)	24,998,333
25,000,000	USD	0.2% due 4/15/2011 (c)	24,998,056
10,000,000	USD	Nestlé Capital Corp., 0.02% due 4/6/2011 (c)	9,999,972

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

	PRINCIPAL AMOUNT		DESCRIPTION	VALUE

Commercial Paper – 8.6% (continued)
			NetJets Inc.:
	10,500,000	USD	0.14% due 4/11/2011 (c)	$10,499,592
	43,100,000	USD	0.13% due 4/26/2011 (c)	43,096,109
	25,000,000	USD	Philip Morris International, 0.14% due 4/5/2011 (c)	24,999,611
	3,300,000	USD	Procter & Gamble International Funding SCA, 0.1% due 4/21/2011 (c)	3,299,817
	45,000,000	USD	Reed Elsevier Plc 0.32% due 4/21/2011 (c)	44,992,000
	100,000,000	USD	Unilever Capital Corp., 0.12% due 4/5/2011 (c)	99,998,667
			United Parcel Service Inc.:
	35,000,000	USD	0.05% due 4/4/2011 (c)	34,999,854
	50,000,000	USD	0.08% due 4/11/2011 (c)	49,998,889
	42,700,000	USD	0.07% due 4/18/2011 (c)	42,698,588
				823,365,369

Treasury Bills – 1.9%

Canada – 1.0%
	89,482,000	CAD	Government of Canada, due 8/4/2011	91,983,250

Japan – 0.7%
	5,240,000,000	JPY	Government of Japan, due 5/13/2011	62,987,570

United States – 0.2%
			Government of the United States:
	8,873,000	USD	due 4/14/2011	8,872,776
	14,791,000	USD	due 6/2/2011 (e)	14,789,299
				23,662,075
				178,632,895
			TOTAL SHORT-TERM INVESTMENTS (Cost — $999,994,909)	1,001,998,264
			TOTAL INVESTMENTS — 98.7%
			(Cost — $8,390,256,119)	9,400,530,010
			Other Assets In Excess of Liabilities — 1.3%	122,160,793
			TOTAL NET ASSETS — 100.0%	$9,522,690,803

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

The IVA Worldwide Fund had the following forward foreign currency contracts open at March 31, 2011:

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATES THROUGH	LOCAL CURRENCY AMOUNT		USD EQUIVALENT	USD VALUE AT MARCH 31, 2011	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Contracts to Sell:
Australian dollar	State Street Bank & Trust Co.	6/10/2011	AUD	95,000	$94,977	$97,452	$ (2,475)
British pound	State Street Bank & Trust Co.	6/10/2011	GBP	19,690,000	31,807,705	31,558,904	248,801
Euro	State Street Bank & Trust Co.	6/10/2011	EUR	462,908,000	643,090,019	655,191,859	(12,101,840)
Japanese yen	State Street Bank & Trust Co.	6/10/2011	JPY	49,318,300,000	597,974,668	593,149,982	4,824,686
South Korean won	State Street Bank & Trust Co.	5/6/2011	KRW	155,529,769,000	137,771,779	141,496,921	(3,725,143)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(10,755,971)

The IVA Worldwide Fund had the following futures contracts open at March 31, 2011:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	USD MARKET VALUE OF SECURITIES UNDERLYING THE CONTRACTS	NET UNREALIZED (DEPRECIATION)
Contracts to Sell:
Japanese Government 10-Year Bond	438	6/9/2011	$ 734,826,881	$ (2,558,719)
U.S. Treasury 10-Year Note	6,091	6/21/2011	725,019,344	(1,854,875)
Net Unrealized Depreciation on Open Futures Contracts				$ (4,413,594)

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

Abbreviations used in this schedule:
ADR — American Depositary Receipt
AUD — Australian dollar
CAD — Canadian dollar
EUR — euro
GBP — British pound
HKD — Hong Kong dollar
JPY — Japanese yen
KRW — South Korean won
NOK — Norwegian krone
SGD — Singapore dollar
TWD — Taiwan dollar
USD — United States dollar

(a)	Non-income producing investment.
(b)	Security is an affiliate of the IVA Worldwide Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA Worldwide Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates

SECURITY	SHARES HELD AT SEPTEMBER 30, 2010	SHARE ADDITIONS	SHARE REDUCTIONS	SHARES HELD AT MARCH 31, 2011	AFFILIATED SECURITY VALUE AT MARCH 31, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME*
Contango Oil & Gas Co.	1,206,290	205,878	413,730	998,438	$63,141,219	$438,181	$554,893
Contango ORE Inc.	—	121,807	—	121,807	2,252,211	—	—
Cosel Co., Ltd.	1,221,300	1,524,300	—	2,745,600	42,349,180	—	230,774
Miura Co., Ltd.	2,035,875	1,254,329	—	3,290,204	98,690,298	—	739,270
Net 1 U.E.P.S. Technologies Inc.	2,433,660	2,812,126	—	5,245,786	45,113,760	—	—
Shoei Co., Ltd.	3,945,100	606,100	12,300	4,538,900	41,034,537	(22,405)	244,346
ValueClick, Inc.**	5,784,239	492,220	2,914,926	3,361,533	—	11,602,976	—
Total					$292,581,205	$12,018,752	$1,769,283

*	Dividend income is net of withholding taxes.
**	Non-affiliated at March 31, 2011.
(c)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.
(d)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(e)	All or a portion of this security is held at the futures broker as collateral for open futures contracts sold. As of March 31, 2011, portfolio securities valued at $13,815,411 were segregated to cover collateral requirements.

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Performance (unaudited)

Average Annual Total Returns as of March 31, 2011(a)	Six Months	One Year	Since Inception
Class A	9.81%	15.67%	16.75%
Class A (with a 5% maximum initial sales charge)	4.32%	9.88%	14.39%
Class C	9.39%	14.80%	15.86%
Class I	9.98%	16.00%	17.05%
MSCI All Country World Ex-U.S. Index (Net)(b)	10.85%	13.15%	9.78%
Consumer Price Index(c)	2.32%	2.70%	0.84%

Growth of a $10,000 Initial Investment(d)

(a)	The Fund commenced investment operations on October 1, 2008. Total returns for periods of less than one year are not annualized.

(b)	The MSCI All Country World Ex-U.S. Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

(c)	The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

(d)	Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2011. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 866-941-4482. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The gross and net expense ratios for the Fund are as follows: 1.39% (Class A shares); 2.17%/2.15% (Class C shares); 1.13% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 1, 2011. More recent expense ratios can be found in the Financial Highlights section, beginning on page 29, of this Semi-Annual Report.

IVA International Fund	IVA Funds

Portfolio Composition (unaudited)

Asset Allocation (As a Percent of Total Investments)

Sector Allocation (As a Percent of Total Investments)

Top 10 Positions (As a Percent of Total Investments)

POSITION NAMES(a)
Gold Bullion	6.3%
Government of Singapore, 2.25% due 7/1/2013	6.0%
Total SA, ADR	3.5%
Astellas Pharma Inc.	3.1%
Wendel, 4.375% due 8/9/2017; 4.875% due 5/26/2016	3.1%
Genting Malaysia Berhad	3.0%
Nestlé SA	3.0%
Secom Co., Ltd.	2.9%
Sodexo SA	2.7%
Vivendi SA	2.6%

Top 10 positions represent 36.2% of total investments.

(a)	Short-Term Investments are not included.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

	SHARES	DESCRIPTION	VALUE
COMMON STOCKS – 68.5%

Argentina – 0.2%
	871	Nortel Inversora SA, Series ‘B’, ADR (a)	$25,189
	198,730	Telecom Argentina SA, ADR	4,928,504
			4,953,693

Australia – 1.0%
	2,850,915	Programmed Maintenance Services Ltd.	5,013,033
	8,020,009	Spotless Group Ltd.	16,093,259
			21,106,292

Belgium – 0.4%
	96,455	Sofina SA	9,209,207

Denmark – 0.0%
	19,885	D/S Norden A/S	685,989

France – 16.8%
	110,171	Alten	4,154,733
	66,227	Bolloré	15,387,833
	103,690	Ciments Français SA	10,471,615
	22,026	Financière de l’Odet SA	10,675,610
	1,296,547	GDF Suez SA	52,827,137
	112,989	Guyenne et Gascogne SA	14,654,910
	196,801	Publicis Groupe SA	11,037,715
	49,168	Robertet SA	8,431,384
	16,030	Séché Environnement SA	1,534,127
	182,918	Securidev SA (b)	9,124,941
	813,367	Sodexo SA	59,398,798
	3,430	Sucrière de Pithiviers-Le-Vieil SA	3,987,230
	503,110	Teleperformance	18,969,556
	441,500	Thales SA	17,610,145
	1,242,410	Total SA, ADR	75,749,738
	1,959,551	Vivendi SA	55,958,052
			369,973,524

Germany – 0.4%
	550,830	Wirecard AG	9,878,948

Hong Kong – 0.6%
	22,397,030	Clear Media Ltd. (a)	14,022,348

Italy – 0.2%
	647,927	Gewiss S.p.A.	3,764,791

Japan – 26.5%
	187,400	Arcs Co. Ltd.	2,831,952
	897,600	Ariake Japan Co., Ltd.	14,805,328
	7,900	As One Corp.	166,681
	1,798,100	Astellas Pharma Inc.	66,580,284
	113,300	The Bank of Okinawa Ltd.	4,617,540
	304,300	Benesse Holdings Inc.	12,456,618
	124,100	Canon Inc.	5,400,842

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

SHARES	DESCRIPTION	VALUE

Japan – 26.5% (continued)
1,253,000	Cosel Co., Ltd.	$19,326,749
480,600	Daiichikosho Co., Ltd.	8,169,853
44,700	FANUC Ltd.	6,765,725
7,790	Fuji Media Holdings Inc.	10,901,130
1,144,500	Hi Lex Corp.	19,263,044
402,682	Hitachi Tool Engineering Ltd.	4,395,711
835,700	Icom Inc. (b)	24,604,825
1,491,100	Iino Kaiun Kaisha Ltd.	8,120,561
190,300	Japan Petroleum Exploration Co., Ltd.	9,517,288
546,000	Kanamoto Co., Ltd.	4,155,061
4,417	KDDI Corp.	27,347,379
848,540	Kose Corp.	21,085,984
50,000	Kyocera Corp.	5,067,324
9,540	Medikit Co., Ltd.	2,861,541
174,500	Meitec Corp.	3,490,839
821,900	Milbon Co., Ltd. (b)	22,706,494
1,209,076	Miura Co., Ltd.	36,266,466
324,300	Nifco Inc.	7,766,357
357,300	Nippon Thompson Co., Ltd.	2,856,510
318,300	Nitto Kohki Co., Ltd.	8,074,213
16,475	NTT DoCoMo, Inc.	28,957,021
5,568	Okinawa Cellular Telephone Co.	12,149,459
1,755	Pasona Group Inc.	1,495,907
317,000	San-A Co. Ltd.	12,366,735
1,359,700	Secom Co., Ltd.	63,179,136
10,600	Secom Joshinetsu Co., Ltd.	318,586
353,900	Shingakukai Co., Ltd.	1,314,680
593,400	Shiseido Co., Ltd.	10,272,854
1,737,100	Shoei Co., Ltd.	15,704,487
576,850	Shofu Inc.	5,228,960
4,500	SK Kaken Co., Ltd.	156,889
40,100	SMC Corp.	6,599,772
6,790	So-net Entertainment Corp.	24,121,724
559	Techno Medica Co., Ltd.	1,975,787
3,108,500	Temp Holdings Co., Ltd. (b)	27,915,959
1,402,590	Toshiba Machine Co., Ltd.	7,587,948
386,900	Yamato Holdings Co., Ltd.	6,000,253
		584,948,456

Malaysia – 3.1%
1,841,800	Aeon Co. (M) Berhad	3,618,229
53,104,800	Genting Malaysia Berhad	64,523,537
		68,141,766

Netherlands – 0.2%
31,068	Hal Trust NV	4,420,127

Norway – 1.9%
4,228,302	Orkla ASA	40,981,328

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

	SHARES	DESCRIPTION	VALUE

Singapore – 1.0%
	3,058,291	Haw Par Corp. Ltd.	$14,581,776
	7,071,000	Super Group Ltd.	7,236,486
			21,818,262

South Africa – 0.6%
	1,498,270	Net 1 U.E.P.S. Technologies Inc. (a)	12,885,122

South Korea – 7.6%
	61,768	Fursys Inc.	1,556,940
	1,083,580	Kangwon Land, Inc.	25,139,807
	460,569	KT&G Corp.	23,974,192
	18,550	Lotte Chilsung Beverage Co., Ltd.	18,161,903
	14,699	Lotte Confectionery Co., Ltd.	20,086,422
	44,841	Lotte Samkang Co. Ltd.	11,118,786
	81,200	Nong Shim Co., Ltd.	17,987,693
	41,369	SK Holdings Co., Ltd.	6,222,603
	2,224,790	SK Telecom Co., Ltd., ADR	41,848,300
	16,290	SK Telecom Co., Ltd.	2,428,019
	5,371	Teems Inc. (a)	144,931
			168,669,596

Switzerland – 3.8%
	21,840	Affichage Holding SA (a)	3,314,639
	15,962	Banque Cantonale Vaudoise	9,045,423
	1,124,660	Nestlé SA	64,467,446
	56,214	Schindler Holding AG	6,756,696
			83,584,204

Taiwan – 0.5%
	6,537,000	Taiwan Secom Co., Ltd.	11,781,783

Thailand – 0.4%
	36,089,930	Thai Beverage Public Co., Ltd.	8,303,118

United Kingdom – 3.3%
	285,990	Diageo Plc, ADR	21,798,158
	1,411,910	Jardine Lloyd Thompson Group Plc	15,673,695
	2,331,270	LSL Property Services Plc	9,162,562
	1,845,382	Micro Focus International Plc	9,357,699
	132,408	Next Plc	4,205,694
	286,600	Vodafone Group Plc, ADR	8,239,750
	1,628,500	Vodafone Group Plc	4,610,954
			73,048,512
		TOTAL COMMON STOCKS (Cost — $1,301,019,695)	1,512,177,066

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

	PRINCIPAL AMOUNT		DESCRIPTION	VALUE
CORPORATE NOTES & BONDS – 4.4%

France – 3.0%
			Wendel:
	15,600,000	EUR	4.875% due 5/26/2016 (c)	$21,141,072
	35,800,000	EUR	4.375% due 8/9/2017	45,852,424
				66,993,496

Netherlands – 0.4%
	5,183,000	EUR	UPC Holding BV, 8% due 11/1/2016 (c)	7,694,616

Norway – 0.3%
	6,500,000	USD	Golden Close Maritime Corp., 11% due 12/9/2015	7,052,500

United States – 0.7%
	3,840,000	USD	Global Crossing Ltd., 12% due 9/15/2015	4,396,800
	6,960,000	GBP	Global Crossing UK Finance Plc, 11.75% due 12/15/2014	11,556,009
				15,952,809

			TOTAL CORPORATE NOTES & BONDS (Cost — $84,649,750)	97,693,421

SOVEREIGN GOVERNMENT BONDS – 7.9%

Hong Kong – 0.8%
	126,950,000	HKD	Government of Hong Kong, 2.66% due 12/17/2012	16,895,886
Norway – 0.9%
	108,704,000	NOK	Government of Norway, 6.5% due 5/15/2013	21,121,903
Singapore – 5.9%
	156,458,000	SGD	Government of Singapore, 2.25% due 7/1/2013	129,327,153
Taiwan – 0.3%
	171,000,000	TWD	Government of Taiwan, 2% due 7/20/2015	6,044,497
			TOTAL SOVEREIGN GOVERNMENT BONDS
			(Cost — $167,892,592)	173,389,439

OUNCES
COMMODITIES – 6.2%
94,797	Gold Bullion (a) (Cost — $110,443,144)	136,000,394

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS – 10.8%

Commercial Paper – 7.9%
	60,000,000	USD	Consolidated Edison, Inc., 0.25% due 4/1/2011 (c)	60,000,000
	6,800,000	USD	Devon Energy Corp., 0.22% due 4/13/2011 (c)	6,799,501

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

	PRINCIPAL AMOUNT		DESCRIPTION	VALUE

Commercial Paper – 7.9% (continued)
			GDF Suez SA:
	25,000,000	USD	0.2% due 4/5/2011 (c)	$24,999,444
	20,800,000	USD	0.21% due 4/8/2011 (c)	20,799,151
	21,500,000	USD	NetJets Inc., 0.14% due 4/11/2011 (c)	21,499,164
	4,400,000	USD	Reed Elsevier Plc, 0.27% due 4/5/2011 (c)	4,399,868
	36,900,000	USD	United Parcel Service, Inc., 0.01% due 4/1/2011 (c)	36,900,000
				175,397,128

Treasury Bills – 2.9%

Canada – 1.9%
	41,086,000	CAD	Government of Canada, due 8/4/2011	42,234,459

Japan – 1.0%
	1,770,000,000	JPY	Government of Japan, due 5/13/2011	21,276,440
				63,510,899

			TOTAL SHORT-TERM INVESTMENTS (Cost — $238,129,450)	238,908,027
			TOTAL INVESTMENTS — 97.8% (Cost — $1,902,134,631)	2,158,168,347
			Other Assets In Excess of Liabilities — 2.2%	48,983,495
			TOTAL NET ASSETS — 100.0%	$2,207,151,842

The IVA International Fund had the following forward foreign currency contracts open at March 31, 2011:

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATES THROUGH	LOCAL CURRENCY AMOUNT		USD EQUIVALENT	USD VALUE AT MARCH 31, 2011	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Contracts to Sell:
Australian dollar	State Street Bank & Trust Co.	6/10/2011	AUD	4,091,000	$4,091,900	$4,196,609	$(104,709)
British pound	State Street Bank & Trust Co.	6/10/2011	GBP	12,259,000	19,782,918	19,648,583	134,335
Euro	State Street Bank & Trust Co.	6/10/2011	EUR	124,594,000	173,093,833	176,348,161	(3,254,328)
Japanese yen	State Street Bank & Trust Co.	6/10/2011	JPY	20,671,229,000	250,275,921	248,612,363	1,663,558
South Korean won	State Street Bank & Trust Co.	5/6/2011	KRW	36,905,013,000	32,680,483	33,575,160	(894,677)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(2,455,821)

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2011

The IVA International Fund had the following futures contracts open at March 31, 2011:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	USD MARKET VALUE OF SECURITIES UNDERLYING THE CONTRACTS	NET UNREALIZED DEPRECIATION
Contracts to Sell:
Japanese Government 10-Year Bond	148	6/9/2011	$248,297,668	$(884,315)

Abbreviations used in this schedule:
ADR — American Depositary Receipt
AUD — Australian dollar
CAD — Canadian dollar
EUR — euro
GBP — British pound
HKD — Hong Kong dollar
JPY — Japanese yen
KRW — South Korean won
NOK — Norwegian krone
SGD — Singapore dollar
TWD — Taiwan dollar
USD — United States dollar

(a)	Non-income producing investment.
(b)	Security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates

SECURITY	SHARES HELD AT SEPTEMBER 30, 2010	SHARE ADDITIONS	SHARE REDUCTIONS	SHARES HELD AT MARCH 31, 2011	AFFILIATED SECURITY VALUE AT MARCH 31, 2011	REALIZED GAIN	DIVIDEND INCOME*
Icom Inc.	683,600	340,300	188,200	835,700	$24,604,825	$78,935	$94,359
Milbon Co., Ltd.	515,900	306,090	90	821,900	22,706,494	449	188,454
Securidev SA	182,918	—	—	182,918	9,124,941	—	—
Temp Holdings Co., Ltd.	2,161,800	946,700	—	3,108,500	27,915,959	—	210,043
Total					$84,352,219	$79,384	$492,856

*	Dividend income is net of withholding taxes.

(c)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

See Notes to Financial Statements.

Statements of Assets and Liabilities (unaudited)	IVA Funds

March 31, 2011

	IVA Worldwide Fund	IVA International Fund
Assets:
Long-term investments, at cost:
Non-affiliated investments	$7,121,750,608	$1,594,425,405
Affiliated investments	268,510,602	69,579,776
Short-term investments, at cost	999,994,909	238,129,450
Foreign currency, at cost	28,532,597	9,823,464
Foreign currency collateral for open futures contracts, at cost	12,772,412	4,357,097

Long-term investments, at value:
Non-affiliated investments	$8,105,950,541	$1,834,908,101
Affiliated investments	292,581,205	84,352,219
Short-term investments, at value	1,001,998,264	238,908,027
Foreign currency, at value	27,305,788	9,497,690
Foreign currency collateral for open futures contracts, at value	13,084,070	4,435,639
Cash	325,468	75,321
Cash collateral for open futures contracts	15,369,398	—
Receivable for investments sold	85,435,030	38,592,591
Dividends and interest receivable	54,280,009	14,857,196
Receivable for fund shares sold	33,399,329	5,529,279
Prepaid expenses and other assets	90,158	19,850
Total assets	$9,629,819,260	$2,231,175,913

Liabilities:
Payable for investments purchased	$67,738,469	$13,429,176
Payable for fund shares repurchased	13,353,654	5,052,455
Unrealized depreciation on open forward foreign currency contracts	10,755,971	2,455,821
Variation margin on open futures contracts	4,413,594	884,315
Accrued investment advisory fees	7,076,200	1,633,846
Accrued distribution and service fees	2,085,177	148,008
Accrued expenses and other liabilities	1,705,392	420,450
Total liabilities	107,128,457	24,024,071
Net Assets	$9,522,690,803	$2,207,151,842
Net Assets Consist of:
Par value ($0.001 per share)	$551,816	$132,417
Additional paid-in-capital	8,275,222,476	1,922,567,694
Undistributed net investment income	46,181,811	7,504,278
Accumulated net realized gain on investments, written options, futures contracts and foreign currency transactions	205,695,633	24,249,530
Unrealized appreciation from investments, futures contracts and foreign currency translation	995,039,067	252,697,923
Net Assets	$9,522,690,803	$2,207,151,842
Net Asset Value Per Share:
Class A
Net assets	$2,967,491,588	$391,476,681
Shares outstanding	171,779,153	23,495,658
Net asset value per share	$17.28	$16.66
Maximum offering price per share (with a maximum initial sales charge of 5.00%)	$18.18	$17.54
Class C
Net assets	$1,769,901,525	$83,640,367
Shares outstanding	103,146,816	5,069,737
Net asset value per share	$17.16	$16.50
Class I
Net assets	$4,785,297,690	$1,732,034,794
Shares outstanding	276,890,210	103,851,188
Net asset value per share	$17.28	$16.68

See Notes to Financial Statements.

Statements of Operations (unaudited)	IVA Funds

For the Six Months Ended March 31, 2011

	IVA Worldwide Fund	IVA International Fund
Investment Income:
Interest	$30,210,311	$4,584,749
Dividends:
Non-affiliated investments	53,886,392	15,001,019
Affiliated investments	1,860,688	529,953
Less: Foreign taxes withheld	(4,126,004)	(1,511,064)
Total income	81,831,387	18,604,657
Expenses:
Investment advisory fees	34,091,850	7,855,125
Distribution and service fees:
Class A	3,031,492	386,991
Class C	6,955,747	342,930
Custody fees	1,628,750	594,364
Trustee fees	74,365	16,885
Other expenses	3,831,943	786,605
Reimbursement of expenses	—	8,506
Total expenses	49,614,147	9,991,406
Net investment income	32,217,240	8,613,251
Net Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency:
Net realized gain (loss) on:
Investments from:
Non-affiliated investments	245,792,876	39,159,551
Affiliated investments	12,018,752	79,384
Futures contracts	20,522,833	1,488,837
Written options	1,074,619	—
Foreign currency transactions	(48,880,572)	(13,286,505)
Net realized gain	230,528,508	27,441,267
Net change in unrealized appreciation (depreciation) from:
Investments from:
Non-affiliated investments	433,896,736	106,876,186
Affiliated investments	21,929,880	13,608,281
Futures contracts	473,949	321,702
Written options	(296,442)	—
Foreign currency translation	16,039,450	4,701,011
Net change in unrealized appreciation	472,043,573	125,507,180
Net realized and change in unrealized gain on investments, futures contracts, written options and foreign currency	702,572,081	152,948,447
Increase in net assets resulting from operations	$734,789,321	$161,561,698

See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)	IVA Funds

	IVA Worldwide Fund		IVA International Fund
	Six Months Ended March 31, 2011	Year Ended September 30, 2010	Six Months Ended March 31, 2011	Year Ended September 30, 2010
Increase in Net Assets:
Net investment income	$32,217,240	$55,968,529	$8,613,251	$11,794,444
Net realized gain	230,528,508	169,245,704	27,441,267	36,925,983
Net change in unrealized appreciation	472,043,573	227,548,338	125,507,180	58,504,196
Increase in net assets resulting from operations	734,789,321	452,762,571	161,561,698	107,224,623
Distributions to Shareholders:
Net investment income:
Class A	(8,689,962)	(6,564,395)	(442,652)	(1,470,646)
Class C	—	(22,781)	—	(102,887)
Class I	(21,223,353)	(13,723,417)	(4,753,242)	(5,797,976)
Net realized gain on investments:
Class A	(56,581,235)	(22,505,579)	(7,517,227)	(2,489,243)
Class C	(32,155,518)	(11,898,004)	(1,672,714)	(481,678)
Class I	(86,335,782)	(35,315,997)	(31,808,976)	(8,097,105)
Decrease in net assets resulting from distributions	(204,985,850)	(90,030,173)	(46,194,811)	(18,439,535)
Capital Share Transactions:
Proceeds from shares sold	3,500,891,355	3,535,354,787	794,723,432	887,447,462
Reinvestment of distributions	142,569,767	65,991,699	36,791,069	13,844,530
Cost of shares repurchased	(515,006,505)	(462,672,913)	(103,224,988)	(110,104,373)
Increase in net assets from capital share transactions	3,128,454,617	3,138,673,573	728,289,513	791,187,619
Increase in net assets	$3,658,258,088	$3,501,405,971	$843,656,400	$879,972,707
Net Assets:
Beginning of period	$5,864,432,715	$2,363,026,744	$1,363,495,442	$483,522,735
End of period	$9,522,690,803	$5,864,432,715	$2,207,151,842	$1,363,495,442
Undistributed net investment income	$46,181,811	$43,877,886	$7,504,278	$4,086,921

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of period	$16.03		$15.00	$12.00
Increase from investment operations:
Net investment income(a)	0.07		0.21	0.34
Net realized and unrealized gain(a)	1.66		1.27	2.70
Increase from investment operations	1.73		1.48	3.04
Decrease from distributions:
Net investment income	(0.06)		(0.10)	(0.04)
Net realized gain on investments	(0.42)		(0.35)	—
Decrease from distributions	(0.48)		(0.45)	(0.04)
Net asset value, end of period	$17.28		$16.03	$15.00
Total return(b)	10.94%		10.16%	25.39%
Ratios to average net assets:
Net operating expenses	1.30	%(c)	1.31%	1.36%
Net investment income	0.85	%(c)	1.41%	2.51%
Supplemental data:
Portfolio turnover rate	20.3%		28.9%	54.8%
Net assets, end of period (000’s)	$2,967,492		$1,931,625	$755,238

(a)	Calculated using average daily shares outstanding.
(b)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge. Total returns for periods of less than one year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010		Year Ended September 30, 2009
Net asset value, beginning of period	$15.92		$14.92		$12.00
Increase from investment operations:
Net investment income(a)	0.01		0.10		0.23
Net realized and unrealized gain(a)	1.65		1.25		2.71
Increase from investment operations	1.66		1.35		2.94
Decrease from distributions:
Net investment income	—		(0.00	)(b)	(0.02)
Net realized gain on investments	(0.42)		(0.35)		—
Decrease from distributions	(0.42)		(0.35)		(0.02)
Net asset value, end of period	$17.16		$15.92		$14.92
Total return(c)	10.53%		9.26%		24.51%
Ratios to average net assets:
Net operating expenses	2.05	%(d)	2.06%		2.12%
Net investment income	0.12	%(d)	0.67%		1.75%
Supplemental data:
Portfolio turnover rate	20.3%		28.9%		54.8%
Net assets, end of period (000’s)	$1,769,901		$1,055,144		$340,393

(a)	Calculated using average daily shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge. Total returns for periods of less than one year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of period	$16.05		$15.02	$12.00
Increase from investment operations:
Net investment income(a)	0.09		0.25	0.37
Net realized and unrealized gain(a)	1.66		1.27	2.69
Increase from investment operations	1.75		1.52	3.06
Decrease from distributions:
Net investment income	(0.10)		(0.14)	(0.04)
Net realized gain on investments	(0.42)		(0.35)	—
Decrease from distributions	(0.52)		(0.49)	(0.04)
Net asset value, end of period	$17.28		$16.05	$15.02
Total return(b)	11.06%		10.40%	25.62%
Ratios to average net assets:
Net operating expenses	1.05	%(c)	1.06%	1.14%
Net investment income	1.12	%(c)	1.65%	2.78%
Supplemental data:
Portfolio turnover rate	20.3%		28.9%	54.8%
Net assets, end of period (000’s)	$4,785,298		$2,877,664	$1,267,395

(a)	Calculated using average daily shares outstanding.
(b)	Total return assumes reinvestment of all distributions. Total returns for periods of less than one year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of period	$15.59	$14.59	$12.00
Increase from investment operations:
Net investment income(a)	0.07	0.17	0.27
Net realized and unrealized gain(a)	1.43	1.25	2.36
Increase from investment operations	1.50	1.42	2.63
Decrease from distributions:
Net investment income	(0.02)	(0.16)	(0.04)
Net realized gain on investments	(0.41)	(0.26)	—
Decrease from distributions	(0.43)	(0.42)	(0.04)
Net asset value, end of period	$16.66	$15.59	$14.59
Total return(b)	9.81%	9.96%	21.96%
Ratios to average net assets:
Net operating expenses(c)	1.31%	1.39%	1.40%
Net investment income(d)	0.82%	1.13%	2.14%
Supplemental data:
Portfolio turnover rate	16.4%	28.1%	46.6%
Net assets, end of period (000’s)	$391,477	$240,245	$104,420

(a)	Calculated using average daily shares outstanding.
(b)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements. Total return assumes reinvestment of all distributions and does not reflect an initial sales charge. Total returns for periods of less than one year are not annualized.
(c)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.40%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 1.55% for the year ended September 30, 2009. Ratios to average net assets for a period of less than one year are annualized.
(d)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 1.99% for the year ended September 30, 2009. Ratios to average net assets for a period of less than one year are annualized.

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of period	$15.48	$14.51	$12.00
Increase from investment operations:
Net investment income(a)	0.00 (b)	0.06	0.17
Net realized and unrealized gain(a)	1.43	1.23	2.36
Increase from investment operations	1.43	1.29	2.53
Decrease from distributions:
Net investment income	—	(0.06)	(0.02)
Net realized gain on investments	(0.41)	(0.26)	—
Decrease from distributions	(0.41)	(0.32)	(0.02)
Net asset value, end of period	$16.50	$15.48	$14.51
Total return(c)	9.39%	9.05%	21.10%
Ratios to average net assets:
Net operating expenses(d)	2.08%	2.15%	2.15%
Net investment income(e)	0.02%	0.41%	1.38%
Supplemental data:
Portfolio turnover rate	16.4%	28.1%	46.6%
Net assets, end of period (000’s)	$83,640	$55,824	$19,028

(a)	Calculated using average daily shares outstanding.
(b)	Amount represents less than $0.005 per share.

(c)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements. Total return assumes reinvestment of all distributions and does not reflect an initial sales charge. Total returns for periods of less than one year are not annualized.
(d)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 2.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 2.17% and 2.49% for the years ended September 30, 2010 and 2009, respectively. Ratios to average net assets for a period of less than one year are annualized.
(e)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 0.38% and 1.04% for the years ended September 30, 2010 and 2009, respectively. Ratios to average net assets for a period of less than one year are annualized.

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of period	$15.62	$14.62	$12.00
Increase from investment operations:
Net investment income(a)	0.09	0.21	0.31
Net realized and unrealized gain(a)	1.44	1.24	2.35
Increase from investment operations	1.53	1.45	2.66
Decrease from distributions:
Net investment income	(0.06)	(0.19)	(0.04)
Net realized gain on investments	(0.41)	(0.26)	—
Decrease from distributions	(0.47)	(0.45)	(0.04)
Net asset value, end of period	$16.68	$15.62	$14.62
Total return(b)	9.98%	10.19%	22.28%
Ratios to average net assets:
Net operating expenses(c)	1.06%	1.13%	1.15%
Net investment income(d)	1.07%	1.44%	2.41%
Supplemental data:
Portfolio turnover rate	16.4%	28.1%	46.6%
Net assets, end of period (000’s)	$1,732,035	$1,067,427	$360,075

(a)	Calculated using average daily shares outstanding.
(b)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements. Total return assumes reinvestment of all distributions. Total returns for periods of less than one year are not annualized.
(c)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 1.28% for the year ended September 30, 2009. Ratios to average net assets for a period of less than one year are annualized.
(d)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 2.28% for the year ended September 30, 2009. Ratios to average net assets for a period of less than one year are annualized.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each an investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts Business Trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ, are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Exchange-traded options are generally valued at the mean of the bid and asked quotations on the exchange at closing. Exchange-traded options may also be valued at the NBBO (National Best Bid and Offer from participant exchanges) reported by the Options Price Reporting Authority. OTC options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities (except for short-term investments as described below) for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the U.S. or abroad, except that when no asked price is available, debt securities are valued at the last bid price alone. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates market value.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

Futures contracts are valued daily at the official settlement price determined by the exchange on which they are traded.

The Board of Trustees (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of International Value Advisers, LLC (the “Adviser”) to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For

Notes to Financial Statements (unaudited)	IVA Funds

securities that do not trade during NYSE hours, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by the Adviser to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

Fair Value Measurement. The Funds adhere to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820-10-65 (“ASC 820-10-65”), Fair Value Measurements and Disclosures. ASC 820-10-65 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar or identical investments, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

ASSETS	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks(a):
Foreign	$3,808,352,633	—	—	$3,808,352,633
United States	2,799,784,407	—	—	2,799,784,407
Corporate notes & bonds(a)	—	$606,277,728	—	606,277,728
Commercial mortgage backed securities	—	6,602,272	—	6,602,272
Sovereign government bonds(a)	—	665,475,843	—	665,475,843
Commodities	512,038,863	—	—	512,038,863
Short-term investments(a)	—	1,001,998,264	—	1,001,998,264
Total assets	$7,120,175,903	$2,280,354,107	—	$9,400,530,010
LIABILITIES
Unrealized depreciation on open forward foreign currency contracts	—	$(10,755,971)	—	$(10,755,971)
Unrealized depreciation on open futures contracts	$(4,413,594)	—	—	(4,413,594)
Total liabilities	$(4,413,594)	$(10,755,971)	—	$(15,169,565)

(a)	See Schedule of Investments for additional detailed categorization.

Notes to Financial Statements (unaudited)	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets and liabilities at fair value:

ASSETS	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks(a):
Foreign	$1,512,177,066	—	—	$1,512,177,066
Corporate notes & bonds(a)	—	$97,693,421	—	97,693,421
Sovereign government bonds(a)	—	173,389,439	—	173,389,439
Commodities	136,000,394	—	—	136,000,394
Short-term investments(a)	—	238,908,027	—	238,908,027
Total assets	$1,648,177,460	$509,990,887	—	$2,158,168,347
LIABILITIES
Unrealized depreciation on open forward foreign currency contracts	—	$(2,455,821)	—	$(2,455,821)
Unrealized depreciation on open futures contracts	$(884,315)	—	—	(884,315)
Total liabilities	$(884,315)	$(2,455,821)	—	$(3,340,136)

(a)	See Schedule of Investments for additional detailed categorization.

For the six months ended March 31, 2011, the Funds had no significant assets or liabilities transferred between Levels 1 and 2 of the fair value hierarchy. For the six months ended March 31, 2011 and for the year ended September 30, 2010, there were no Level 3 assets or liabilities.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses and expense reductions, if any, are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

The Funds adhere to the provisions of the FASB Accounting Standards Codification 740-10 (“ASC 740-10”), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing tax positions in the financial statements as

Notes to Financial Statements (unaudited)	IVA Funds

“more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (current, 2010 and 2009) and determined that no provision for income tax would be required in the Funds’ financial statements. For the six months ended March 31, 2011, the Funds did not incur any tax-related interest or penalties.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Options Transactions. During the six months ended March 31, 2011 the Worldwide Fund had written covered puts and/or covered calls on equity securities. Each Fund may write call options to seek to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is covered if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. At March 31, 2011, the Funds had no outstanding written puts or calls.

Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the put or call. When a Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

Futures Contracts. Each Fund uses interest rate futures contracts for investment purposes. In certain instances, the use of futures contracts can act as a hedge against the effect of interest rate fluctuations on foreign and U.S. securities and/or foreign exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, a Fund may pay or receive cash, as necessary, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired in computing the daily NAVs. Each Fund marks to market its open futures positions.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (unaudited)	IVA Funds

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of each Fund’s total annual operating expenses to 1.40%, 2.15% and 1.15% of each Fund’s average daily net assets for Class A, Class C and Class I shares, respectively. This agreement is currently in effect through January 31, 2012, when it will be re-evaluated.

The Adviser will be permitted to recapture, on a class by class basis, expenses it has borne through the undertakings described above to the extent that the Funds’ expenses in later periods fall below the annual rates set forth in the relevant undertaking. The Board must approve any recoupment payment made to the Adviser. The Funds will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

IVA Funds Distributors, LLC, a direct subsidiary of Foreside Distributors, LLC, serves as the Funds’ sole and exclusive distributor.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75% of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the six months ended March 31, 2011 are disclosed in the Statements of Operations.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

During the six months ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide Fund	International Fund
Purchases	$3,761,548,478	$872,884,708
Sales	$1,335,137,510	$240,722,885

The cost basis of investments for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is as of March 31, 2011.

	Worldwide Fund	International Fund
Cost basis of investments	$8,390,256,119	$1,902,134,631
Gross unrealized appreciation	$1,067,522,469	$267,700,782
Gross unrealized depreciation	(57,248,578)	(11,667,066)
Net unrealized appreciation	$1,010,273,891	$256,033,716

Notes to Financial Statements (unaudited)	IVA Funds

For the six months ended March 31, 2011, written options transactions for the Worldwide Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding September 30, 2010	(19,552)	$(2,434,746)
Options written	(11,129)	(926,383)
Options exercised	24,094	2,286,510
Options expired	6,587	1,074,619
Written options, outstanding March 31, 2011	—	—

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the six months ended March 31, 2011, these instruments included futures, written call and put options and forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the six months ended March 31, 2011, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Options transactions involve elements of market risk. Price fluctuation on underlying equity securities may cause the written put or call options to be assigned on unfavorable terms to the Funds. Written put options involve elements of liquidity risk if a Fund is unable to enter into a closing transaction due to there being a lack of market makers for a particular equity security. Counterparty risk associated with pledged collateral to the executing counterparty is limited to the extent that the pledged collateral is held at the Funds’ custodian. Pledged cash collateral is subject to counterparty risk at the Funds’ custodian.

Futures transactions involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. A sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts and in the securities positions covering those contracts. In addition, there are significant differences between securities markets and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers.

The Funds adhere to FASB Accounting Standards Codification 815-10-50 (“ASC 815-10-50”), Derivative Instruments and Hedging Activities. ASC 815-10-50 requires enhanced disclosure about a Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial positions, performance and cash flow.

Notes to Financial Statements (unaudited)	IVA Funds

The following summary for each Fund is grouped by risk-type that provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at March 31, 2011.

Worldwide Fund

	Liability Derivatives
Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on open futures contracts	$4,413,594
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	10,755,971
Total		$15,169,565

International Fund

	Liability Derivatives
Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on open futures contracts	$884,315
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	2,455,821
Total		$3,340,136

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the six months ended March 31, 2011.

Worldwide Fund

Risk-Type Category	Derivative Instrument	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Interest rate contracts	Futures Contracts	$20,522,833	$473,949
Foreign exchange contracts	Forward foreign currency contracts	(52,148,972)	17,552,363
Equity contracts	Written option contracts	1,074,619	(296,442)
Total		$(30,551,520)	$17,729,870

International Fund

Risk-Type Category	Derivative Instrument	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Interest rate contracts	Futures Contracts	$1,488,837	$321,702
Foreign exchange contracts	Forward foreign currency contracts	(14,581,311)	5,304,627
Total		$(13,092,474)	$5,626,329

During the six months ended March 31, 2011, the Worldwide Fund had average notional values of $976,512,826, $8,500,921, and $1,149,607,030 on open futures contracts to sell, written options and open forward foreign currency contracts, respectively.

During the six months ended March 31, 2011, the International Fund had average notional values of $158,475,975 and $350,024,642 on open futures contracts to sell and open forward foreign currency contracts, respectively.

Notes to Financial Statements (unaudited)	IVA Funds

Note 5 – Shares of Beneficial Interest

At March 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class of each Fund were as follows:

Worldwide Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	58,183,607	$981,878,199	77,795,520	$1,174,278,323
Shares reinvested	3,193,629	52,918,444	1,507,532	22,236,101
Shares repurchased	(10,109,608)	(170,265,363)	(9,130,177)	(137,632,053)
Net Increase	51,267,628	$864,531,280	70,172,875	$1,058,882,371
Class C
Shares sold	39,380,427	$660,518,481	45,884,824	$688,917,256
Shares reinvested	1,080,716	17,831,811	455,739	6,717,583
Shares repurchased	(3,587,491)	(59,939,432)	(2,889,049)	(43,552,962)
Net Increase	36,873,652	$618,410,860	43,451,514	$652,081,877
Class I
Shares sold	110,139,645	$1,858,494,675	110,932,221	$1,672,159,208
Shares reinvested	4,334,310	71,819,512	2,512,755	37,038,015
Shares repurchased	(16,864,665)	(284,801,710)	(18,529,994)	(281,487,898)
Net Increase	97,609,290	$1,645,512,477	94,914,982	$1,427,709,325

International Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,879,663	$143,058,025	11,307,887	$165,856,850
Shares reinvested	447,154	7,091,856	249,054	3,581,392
Shares repurchased	(1,239,796)	(19,981,345)	(3,303,420)	(48,246,554)
Net Increase	8,087,021	$130,168,536	8,253,521	$121,191,688
Class C
Shares sold	1,582,924	$25,407,134	2,504,713	$36,434,960
Shares reinvested	72,938	1,148,042	30,009	430,928
Shares repurchased	(192,707)	(3,088,362)	(239,931)	(3,491,252)
Net Increase	1,463,155	$23,466,814	2,294,791	$33,374,636
Class I
Shares sold	38,694,287	$626,258,273	47,025,199	$685,155,652
Shares reinvested	1,800,199	28,551,171	683,742	9,832,210
Shares repurchased	(4,965,356)	(80,155,281)	(4,011,301)	(58,366,567)
Net Increase	35,529,130	$574,654,163	43,697,640	$636,621,295

Notes to Financial Statements (unaudited)	IVA Funds

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The purpose of the redemption fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Trustees and Officers (unaudited)	IVA Funds

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ investment adviser and administrator. The name, address, birth year and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Each Trustee’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.

Independent Trustees(a)

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee

Adele R. Wailand (1949)	Trustee and Chair of the Board	since 2008	Corporate Secretary, Case, Pomeroy & Company, Inc. (real estate and investments); Vice President & General Counsel, Case, Pomeroy & Company, Inc. (prior to 2011)	2	None.

Manu Bammi (1962)	Trustee	since 2008	Founder and Chief Executive Officer, SmartAnalyst, Inc. (provider of research and analytics and decision support to businesses)	2	None.

Ronald S. Gutstein (1971)	Trustee	since 2008	Institutional Trader and Market Maker, Access Securities (an institutional broker-dealer)	2	None.

(a)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(b)	Each Trustee serves until resignation or removal from the Board.

Trustees and Officers (unaudited)	IVA Funds

Interested Trustee

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Michael W. Malafronte(b) (1974)	President and Trustee	since 2008	CEO and Research Analyst, the Adviser (since 2007); Senior Research Analyst, Arnhold and S. Bleichroeder Advisers, LLC (“ASB”) (asset management advisory services) (2005-2007)	2

(a)	Each Trustee serves until resignation or removal from the Board.
(b)	Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

Officers of the Trust

Name (Birth Year) and Address(a)	Position(s) Held with the Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s) During Past 5 Years

Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008); acting Chief Operating Officer and head of compliance, Oppenheimer & Close (from 1998 to 2008)

Stefanie J. Hempstead (1973)	Treasurer	since 2008
Chief Financial Officer, the Adviser (since 2008); Senior Vice President, ASB (prior to 2008); Vice President, ASB Securities LLC (prior to 2008); Vice President and Treasurer, First Eagle Funds and First Eagle Variable Funds (prior to 2008)

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009); Manager, Citco Fund Services (2008); Assistant Vice President, ASB (from 2006 to 2007)

(a)	Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.
(b)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

Additional Information (unaudited)	IVA Funds

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2010 and held for the six months ended March 31, 2011.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2011(a)

	Actual Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	10.94%	$1,000.00	$1,109.40	1.30%	$6.84
Class C	10.53%	1,000.00	1,105.30	2.05%	10.76
Class I	11.06%	1,000.00	1,110.60	1.05%	5.53
International Fund
Class A	9.81%	$1,000.00	$1,098.10	1.31%	$6.85
Class C	9.39%	1,000.00	1,093.90	2.08%	10.86
Class I	9.98%	1,000.00	1,099.80	1.06%	5.55

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2011

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.45	1.30%	$6.54
Class C	5.00%	1,000.00	1,014.71	2.05%	10.30
Class I	5.00%	1,000.00	1,019.70	1.05%	5.29
International Fund
Class A	5.00%	$1,000.00	$1,018.40	1.31%	$6.59
Class C	5.00%	1,000.00	1,014.56	2.08%	10.45
Class I	5.00%	1,000.00	1,019.65	1.06%	5.34

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)	Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days in the most recent fiscal half-year, then divided by 365.

IVA Funds

www.ivafunds.com

Investment Adviser

International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor

IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian

State Street Bank and Trust Company
200 Newport Avenue
North Quincy, MA 02171

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Counsel

K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston MA, 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  The schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11.  Controls and Procedures.

(a)  Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness.  Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:

/s/ Michael W. Malafronte

Michael W. Malafronte

President and Chief Executive Officer

Date:

May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Michael W. Malafronte

Michael W. Malafronte

President and Chief Executive Officer

Date:

May 27, 2011

By:

/s/ Stefanie J. Hempstead

Stefanie J. Hempstead

Treasurer and Chief Financial Officer

Date:

May 27, 2011